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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 21, 2006

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(Date of Report: Date of earliest event reported)

Cordia Corporation

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(Exact name of registrant as specified in its charter)

Nevada                 33-23473                    11-2917728

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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)

of incorporation)

2500 Silverstar Road, Suite 500, Orlando, Florida 32804

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(Address of principal executive office)

Registrant's telephone number, including area code: 866-777-7777

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NA

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13-4(e) under the

Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01     Other Events

On February 15, 2006, Cordia International Corp., a wholly owned subsidiary of registrant, executed an Agreement and Plan of Reorganization for the acquisition of Triamis Group Limited, a Hong Kong corporation.  For purposes of this transaction, registrant is forming a British Virgin Islands holding company to hold all of the issued and outstanding stock of Triamis Group Limited.  In exchange, the shareholders of Triamis received consideration comprised of US $200,000 cash and $200,000 in restricted Cordia Corporation common stock which is equal to 79,634 shares.

Triamis Group Limited is a start up entity with limited revenue at this time. Triamis Group Limited is in the business of providing specialized consulting, technology management and outsourced infrastructure management services in Hong Kong and the Asia Pacific Region.  Triamis Group Limited also provides WiFi and VoIP services in Hong Kong.  As  part of the acquisition, Cordia entered into employment agreements with Triamis Group Limited’s two directors to serve as Director of Operations and Director of Sales and Business Development for Cordia’s A-P Division.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.  The following exhibit is being furnished as part of this Report.

Exhibit No.                                       Title of Document

99.1                                                  Agreement and Plan of Reorganization

99.2                                                  Press Release dated February 21, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                                                                                             Cordia Corp.

                                                                                                                              By: /s/ Joel Dupré

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Date: February 21, 2006                                                                                       Joel Dupré, Chief Executive Officer,

                                                                                                                              Duly Authorized Officer